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EXHIBIT 10.44





                      FIRST AMENDMENT TO CREDIT AGREEMENT


                                  BY AND AMONG


                            GLOBAL NATURAL RESOURCES
                             CORPORATION OF NEVADA,
                                  AS BORROWER,

                         GLOBAL NATURAL RESOURCES INC.,
                                 AS GUARANTOR,

                          NATIONSBANK OF TEXAS, N.A.,
                                   AS AGENT,

                                      AND

                          THE LENDERS SIGNATORY HERETO





                                 July 16, 1996
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EXHIBIT 10.44

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") executed and effective as of the 16th day of July, 1996 (the "Effective Date") is among GLOBAL NATURAL RESOURCES CORPORATION OF NEVADA, a corporation organized under the laws of the State of Nevada ("Borrower"); GLOBAL NATURAL RESOURCES INC., a corporation formed under the laws of the State of New Jersey ("Guarantor"); each of the lenders that is a signatory to the Credit Agreement (as herein defined) or which becomes a signatory to the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and NATIONSBANK OF TEXAS, N.A., a national banking association (in its individual capacity, "NationsBank"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").


                              W I T N E S S E T H

         WHEREAS Borrower, Guarantor, the Lenders, and the Agent made and entered into that certain Credit Agreement dated as of May 19, 1995 (hereinafter, the "Credit Agreement"), whereby the Lenders agreed to provide certain loans and extensions of credit to Borrower, subject to the terms and conditions of the Credit Agreement; and

         WHEREAS, Borrower has requested the Agent and the Lenders to amend, and the Agent and the Lenders have agreed to amend, on the terms and conditions set forth herein, certain provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Defined Terms. All capitalized terms that are defined in the Credit Agreement, but that are not defined in this First Amendment, shall have the same meanings as defined in the Credit Agreement.
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EXHIBIT 10.44

                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

         Section 2.01 Amendments Concerning Definitions. Article I of the Credit Agreement concerning Definitions is amended hereby as follows:

                 (a) Definition of Conversion Date. The definition of "Conversion Date" is amended hereby to read hereafter as follows:

                          "Conversion Date" shall mean April 30, 1998.

                 (b) Definition of Revolving Credit Termination Date. The definition of "Revolving Credit Termination Date" is amended hereby to delete the phrase "March 31, 2000" and to insert in lieu thereof the phrase "March 31, 2001."

                 (c) Definition of Secured Hambros Trust Debt Letter of Credit. The definition of "Secured Hambros Trust Debt Letter of Credit" is deleted in its entirety.

                 (d) Definition of Total Debt. The definition of "Total Debt" is amended hereby to (i) delete the word "Secured" in the fourth line of that definition, (ii) insert the word "and" after the phrase "Letter of Credit" in the fifth line of that definition, and (iii) delete the phrase "Secured Hambros Trust Debt Letter of Credit, and
         (iii)".

         Section 2.02 Amendments Concerning Commitments. Article II of the Credit Agreement concerning Commitments is amended hereby as follows:

                 (a) Section 2.01(a) is amended hereby to insert the parenthetical "(for purposes of this test, the LC Exposure shall only include fifty percent (50%) of the face amount of the Hambros Trust Debt Letters of Credit)" between the words "Exposure" and "shall" in the eighth line of that Section.

                 (b) Section 2.01(b) is amended hereby to insert the parenthetical "(for purposes of this test, the LC Exposure shall only include fifty percent (50%) of the face amount of the Hambros Trust Debt Letters of Credit)" between the words "Exposure" and "at" in the fifth line of that Section.

                 (c) Section 2.04(a) is amended hereby to insert the parenthetical "(for purposes of this calculation, the LC Exposure shall only include fifty percent (50%) of the face amount of the Hambros Trust Debt Letters of Credit)" between the word "Exposure" and the ")" in the fourth line of that section.

                 (d) The first sentence of Section 2.08(a) is amended hereby to read as follows:





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EXHIBIT 10.44

                          "During the period from and after July 16, 1996,
                 until the Borrowing Base is first thereafter redetermined pursuant to this Section 2.08, the amount of the Borrowing Base shall be $41,600,000."

         Section 2.03     Amendment Concerning Representations and Warranties.
Article VII of the Credit Agreement is amended hereby as follows:

                 (a)      Section 7.14 is amended hereby to read as follows:

                          "Section 7.14    Subsidiaries and Partnerships.
                 Except as set forth on Schedule 7.14 and as may hereafter be created in accordance with the terms of this Agreement, neither the Guarantor nor the Borrower has any Subsidiaries nor any interest in any partnerships."

                 (b) The first sentence of Section 7.19 is amended hereby to read as follows:

                          "Schedule 7.19 attached hereto contains an accurate
                 and complete description of all material policies of fire, liability, worker's compensation and other forms of insurance owned or held by the Borrower and each Subsidiary on the date hereof; the Borrower and each Subsidiary shall hereafter maintain such policies or acquire similar policies, and the references in the following sentences of this Section to "such policies" shall mean the insurance policies then maintained by the Borrower and each Subsidiary."

                 (c) Section 7.22 is amended hereby to delete the phrase "cubic feet" in the sixth line of that Section and to insert in lieu thereof the abbreviation "MCF".

         Section 2.04 Amendments Concerning Negative Covenants. Article IX of the Credit Agreement concerning Negative Commitments is amended hereby as follows:

                 (a) Section 9.03(h)(ii) is amended hereby to read hereafter as follows:

                          (ii) Ivory Coast Joint Venture -- joint ventures between subsidiaries of the Borrower (GNR (Cote d'Ivoire) Ltd., GNR (Cote d'Ivoire) CI-12 Ltd., and GNR (Cote d'Ivoire) CI-104 Ltd.) and Societe National d'Operations Petrolieres de la Cote d'Ivoire ("Petroci"), the Cote d'Ivoire national oil company, which have been established for the exploration, development, and production of oil and natural gas in Blocks CI-11, CI-12, and CI-104 offshore Cote d'Ivoire, under Production Sharing Contracts with Petroci.

                 (b) Section 9.03(h)(iii) is amended hereby to read hereafter as follow:





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EXHIBIT 10.44

                          (iii) Egyptian Joint Ventures -- joint ventures between subsidiaries of the Borrower (GNR (Egypt) Ltd., GNR (Egypt) East Beni Suef Ltd., and GNR (Egypt) Darag Ltd.) and Egyptian General Petroleum Corporation ("EGPC"), the Egyptian national oil company, which have been established for the exploration, development, and production of oil and gas in Egypt, under concession agreements with EGPC.

                 (c) Section 9.17 is amended hereby to read hereafter as follows:

                          Section 9.17 Subsidiaries and Partnerships. (a) Neither the Guarantor, the Borrower, nor any Subsidiary shall create or acquire any additional Subsidiaries other than Subsidiaries created to effectuate any investment, loan, or advance permitted by Section 9.03(i) or (j).

                          (b) Guarantor, Borrower, or any Subsidiary may create or acquire any interest in any partnership or joint venture only to the extent the aggregate of Borrower's, Guarantor's, and all Subsidiaries' liability arising from such partnerships or joint ventures will not exceed the amount specified in Section 9.03(j) or as may be permitted in accordance with Section 9.03(i).

                          (c) Neither the Guarantor, the Borrower, nor any Subsidiary shall sell or issue any stock of a Subsidiary or any interest in a partnership or joint venture; provided, however, that the Guarantor, the Borrower and any Subsidiary, subject to the provisions of Section 9.14, may sell interests in any partnership or joint venture to the extent such interests relate solely to undeveloped, unproved Oil and Gas Properties. The Borrower shall not permit any Subsidiary to issue any stock except to the Borrower or the Guarantor and except in compliance with Section 9.03.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

         Section 3.01 Conditions Precedent. The obligation of the Lenders to enter into this First Amendment is subject to the satisfaction by Borrower and Guarantor of the following conditions, each of which shall be satisfactory to the Agent in form and substance:

                 (a) No Default or Event of Default has occurred and is continuing as of the Effective Date;

                 (b) The Agent will have received copies of resolutions of the Board of Directors of Borrower authorizing the execution, delivery, and performance of the Credit Agreement as amended by this First Amendment, accompanied by an original certificate of the Secretary or Assistant Secretary of Borrower that such resolutions are true, correct, and complete copies of resolutions duly adopted by the Board of Directors and that such resolutions have





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EXHIBIT 10.44

         not been modified, rescinded, or revoked, and further certifying as to the incumbency and signature of the officer of Borrower executing this First Amendment and as to the fact that the articles of incorporation and by-laws of Borrower have not changed from those furnished pursuant to Section 6.01(a) of the Credit Agreement;

                 (c) The Agent will have received copies of resolutions of the Board of Directors of Guarantor authorizing the execution, delivery, and performance of the Credit Agreement as amended by this First Amendment, accompanied by an original certificate of the Secretary or Assistant Secretary of Guarantor that such resolutions are true, correct, and complete copies of resolutions duly adopted by the Board of Directors and that such resolutions have not been modified, rescinded, or revoked, and further certifying as to the incumbency and signature of the officer of Guarantor executing this First Amendment and as to the fact that the certificate of incorporation and by-laws of Guarantor have not changed from those furnished pursuant to Section 6.01(b) of the Credit Agreement;

                 (d) A compliance certificate, which shall be in the form of Exhibit C to the Credit Agreement, duly and properly executed by an authorized officer of Borrower on behalf of Borrower, dated as of the Effective Date; and

                 (e) Such other documents as the Lenders or special counsel to the Lenders may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01 Representations and Warranties. Borrower and Guarantor do hereby affirm that as of the date of execution and delivery of this First Amendment the representations and warranties contained in Article VII of the Credit Agreement (as modified by this First Amendment) and in each of the Security Instruments are true and correct in all material respects as of the Effective Date, except (i) as such representations and warranties are modified to give effect to the transactions contemplated by this First Amendment and (ii) for immaterial deviations.


                                   ARTICLE V

                        RATIFICATION AND ACKNOWLEDGMENT
                                  OF GUARANTOR

         Section 5.01 Ratification and Acknowledgment. The Guarantor hereby expressly (i) acknowledges the terms of this First Amendment; (ii) ratifies and affirms its obligations under the Guaranty Agreement dated May 19, 1995, executed by the undersigned Guarantor in favor of NATIONSBANK OF TEXAS, N.A., as agent for the Lenders; and (iii) acknowledges, renews, and





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EXHIBIT 10.44

extends its continued liability under the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect with respect to the Indebtedness and other Obligations of Borrower, as amended hereby.


                                   ARTICLE VI

                                 MISCELLANEOUS

         Section 6.01 Full Force and Effect. The Borrower hereby agrees that the provisions of the Credit Agreement, the Note, and each of the other Security Instruments are, and shall continue to be, in full force and effect as of the Effective Date of this First Amendment, and are ratified and confirmed in all aspects and all Indebtedness described in and/or secured by such Security Instruments does and shall include such Indebtedness as modified hereby.

         Section 6.02 Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

         Section 6.03 Successors and Assigns. This First Amendment will be binding upon and inure to the benefit of Borrower, Guarantor, the Lenders, the Agent, and NationsBank and their permitted successors and assigns, as provided in the Credit Agreement.

         Section 6.04 Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement, the Note, or any of the Security Instruments, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Note, the Security Instruments, or any of the other documents referred to therein. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 6.05 Existing Defaults. Any Default occurring during the period prior to and including the Effective Date and continuing shall constitute a Default for all purposes under the Credit Agreement as amended hereby.

         Section 6.06 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         Section 6.07 FINAL AGREEMENT. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT, THE NOTE, AND THE SECURITY INSTRUMENTS REPRESENT THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS





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EXHIBIT 10.44

BETWEEN SUCH PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT, THE NOTE, AND THE SECURITY INSTRUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 6.08 References. The words "hereby," "hereof," "hereto," "hereinabove," "hereinafter," "hereinbelow," and "hereunder," when used in this First Amendment, shall refer to this First Amendment as a whole and not to any particular Article, Section, Subsection, or provision of this First Amendment.


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EXHIBIT 10.44

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


BORROWER:                           GLOBAL NATURAL RESOURCES
                                            CORPORATION OF NEVADA


                                    By: /s/ Eric Lynn Hill
                                        --------------------------------------
                                            Eric Lynn Hill
                                            Senior Vice President-Finance and
                                            Administration


GUARANTOR:                          GLOBAL NATURAL RESOURCES INC.


                                    By: /s/ Eric Lynn Hill
                                        --------------------------------------
                                            Eric Lynn Hill
                                            Senior Vice President-Finance and
                                            Administration


AGENT:                              NATIONSBANK OF TEXAS, N.A.
                                            INDIVIDUALLY AND AS AGENT


                                    By: /s/ James R. Allred
                                        --------------------------------------
                                            James R. Allred
                                            Senior Vice President


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